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                                                                    EXHIBIT 32.2



            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report of Movado Group, Inc. (the "Company") on Form 10-Q for the period ending July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene
J. Karpovich, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

       (i) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

       (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 9, 2004                    /s/Eugene J. Karpovich
                                            ------------------------------------
                                            Eugene J. Karpovich
                                            Senior Vice President and
                                            Chief Financial Officer




This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.